                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  SONICblue Inc                                              CASE NO.  03-51775  msj, 03-51776 msj, 03-51777 msj, 03-51778 msj
        Diamond Multimedia Systems, Inc                            -----------------------------------------------------------------
        ReplayTV, Inc                                              CHAPTER 11
        Sensory Science Corporation                                MONTHLY OPERATING REPORT
                                                                   (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

         MONTH ENDED:  Aug-03        PETITION DATE:  03/21/03

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

         Dollars reported in $1
                             --

                                                                                END OF            END OF              AS OF
2.       ASSET AND LIABILITY STRUCTURE                                      CURRENT MONTH      PRIOR MONTH       PETITION FILING
                                                                            --------------     ------------      ---------------
         a.  Current Assets                                                 $ 82,667,249       $ 88,535,285       $167,641,723
                                                                            ------------       ------------       ------------
         b.  Total Assets                                                   $ 82,667,249       $ 88,535,285       $171,565,518
                                                                            ------------       ------------       ------------
         c.  Current Liabilities                                            $  3,438,780       $  3,995,842       $259,140,287
                                                                                               ------------       ------------
         d.  Total Liabilities                                              $245,197,841       $262,202,681       $283,757,820
                                                                            ------------       ------------       ------------

                                                                                                                   CUMULATIVE
3.       STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH        PRIOR MONTH      (CASE TO DATE)
                                                                            ------------       ------------      --------------
         a.  Total Receipts (includes net cash rec'd/paid to acquirer)      $ 17,563,911       ($ 1,039,428)      $53,353,998
                                                                            ------------       ------------       -----------
         b.  Total Disbursements                                            $ 18,495,717       $    213,779       $34,283,137
                                                                            ------------       ------------       -----------
         c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)     ($   931,806)      ($ 1,253,207)      $19,070,861
                                                                            ------------       ------------       -----------
         d.  Cash Balance Beginning of Month                                $ 39,506,404       $ 40,759,611       $ 3,064,884
                                                                            ------------       ------------       -----------
         e.  Cash Balance End of Month (c + d)                              $ 38,574,598       $ 39,506,404       $22,135,745
                                                                            ------------       ------------       -----------

                                                                                                        CUMULATIVE
                                                                    CURRENT MONTH      PRIOR MONTH     (CASE TO DATE)
                                                                    -----------       -----------      --------------
4        PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS             ($8,033,674)      ($  709,611)      ($79,948,741)
                                                                    -----------       -----------       ------------
5        ACCOUNT RECEIVABLES (PRE AND POST PETITION)                $         0       $   246,835
                                                                    -----------       -----------
6        POST-PETITION LIABILITIES                                  $ 3,438,780       $ 3,995,842
                                                                    -----------       -----------
7        PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)     $         0       $         0
                                                                    -----------       -----------

AT THE END OF THIS REPORTING MONTH:                                                                         YES              NO
                                                                                                      ---------------  -------------
8.       Have any payments been made on pre-petition debt, other than payments in the normal           X (Exhibit 1)
         course to secured creditors or lessors? (if yes, attach listing including date of            ---------------  -------------
         payment, amount of payment and name of payee)

9.       Have any payments been made to professionals?  (if yes, attach listing including date of      X (Exhibit 2)
         payment, amount of payment and name of payee)                                                ---------------  -------------

10.      If the answer is yes to 8 or 9, were all such payments approved by the court?                       X
                                                                                                      ---------------  -------------
11.      Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,         X (Exhibit 3)
         attach listing including date of payment, amount and reason for payment, and name of payee)  ---------------  -------------

12.      Is the estate insured for replacement cost of assets and for general liability?                     X
                                                                                                      ---------------  -------------
13.      Are a plan and disclosure statement on file?                                                                        X
                                                                                                      ---------------  -------------
14.      Was there any post-petition borrowing during this reporting period?                                                 X
                                                                                                      ---------------  -------------

15.      Check if paid: Post-petition taxes  X;    U.S. Trustee Quarterly Fees  X;  Check if filing is current for: Post-petition
                                            ---                                ---
         tax reporting and tax returns:      X.

                                            ---

         (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:
      -------------------------------                     ----------------------------------------------
                                                                    Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 08/31/03

ASSETS

                                                                             FROM SCHEDULES             MARKET VALUE
                                                                             ---------------        -------------------
      CURRENT ASSETS

 1           Cash and cash equivalents - unrestricted                                                      $37,114,964
                                                                                                    -------------------
 2           Cash and cash equivalents - restricted                                                         $1,459,634
                                                                                                    -------------------
 3           Accounts receivable (net)                                              A                               $0
                                                                                                    -------------------
 4           Inventory                                                              B                               $0
                                                                                                    -------------------
 5           Prepaid expenses                                                                                 $442,907
                                                                                                    -------------------
 6           Professional retainers

                                                                                                    -------------------
 7           Other:                    UMC Investment @ FMV                                                $43,649,744
                        --------------------------------------------------                          -------------------
 8           Patents                                                                                           unknown
             -------------------------------------------------------------                          -------------------
 9                      TOTAL CURRENT ASSETS                                                               $82,667,249
                                                                                                    -------------------
      PROPERTY AND EQUIPMENT (MARKET VALUE)

10           Real property                                                          C                               $0
                                                                                                    -------------------
11           Machinery and equipment                                                D                               $0
                                                                                                    -------------------
12           Furniture and fixtures                                                 D                               $0
                                                                                                    -------------------
13           Office equipment                                                       D                               $0
                                                                                                    -------------------
14           Leasehold improvements                                                 D                               $0
                                                                                                    -------------------
15           Vehicles                                                               D                               $0
                                                                                                    -------------------
16           Other:                                                                 D
                        --------------------------------------------------                          -------------------
17                                                                                  D
             -------------------------------------------------------------                          -------------------
18                                                                                  D
             -------------------------------------------------------------                          -------------------
19                                                                                  D
             -------------------------------------------------------------                          -------------------
20                                                                                  D
             -------------------------------------------------------------                          -------------------
21                      TOTAL PROPERTY AND EQUIPMENT                                                                $0
                                                                                                    -------------------
      OTHER ASSETS

22           Loans to shareholders

                                                                                                    -------------------
23           Loans to affiliates
                                                                                                    -------------------
24
             -------------------------------------------------------------                          -------------------
25
             -------------------------------------------------------------                          -------------------
26
             -------------------------------------------------------------                          -------------------
27
             -------------------------------------------------------------                          -------------------
28                      TOTAL OTHER ASSETS                                                                          $0
                                                                                                    -------------------
29                      TOTAL ASSETS                                                                       $82,667,249
                                                                                                    ===================

     NOTE:

         Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (General Business Case)

LIABILITIES FROM SCHEDULES

     POST-PETITION

             CURRENT LIABILITIES

30                            Salaries and wages                                                        $37,560
                                                                                                   ------------
31                            Payroll taxes
                                                                                                   ------------
32                            Real and personal property taxes
                                                                                                   ------------
33                            Income taxes
                                                                                                   ------------
34                            Sales taxes
                                                                                                   ------------
35                            Notes payable (short term)
                                                                                                   ------------
36                            Accounts payable (trade)                              A                $1,504,161
                                                                                                   ------------
37                            Real property lease arrearage
                                                                                                   ------------
38                            Personal property lease arrearage
                                                                                                   ------------
39                            Accrued professional fees

                                                                                                   ------------
40                            Current portion of long-term post-petition debt
                              (due within 12 months)
                                                                                                   ------------
41                            Other:  Payable to acquirer of sold/discontinued
                                       product lines                                                 $1,897,059
                                      ----------------------------------------                     ------------
42
                              ------------------------------------------------                     ------------
43
                              ------------------------------------------------                     ------------
44                            TOTAL CURRENT LIABILITIES                                              $3,438,780
                                                                                                   ------------
45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                   ------------
46                            TOTAL POST-PETITION LIABILITIES                                        $3,438,780
                                                                                                   ------------
        PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                            Secured claims                                        F                        $0
                                                                                                   ------------
48                            Priority unsecured claims                             F                        $0
                                                                                                   ------------
49                            General unsecured claims                              F                        $0
                                                                                                   ------------
50                            TOTAL PRE-PETITION LIABILITIES                                       $241,759,061
                                                                                                   ------------
51                            TOTAL LIABILITIES                                                    $245,197,841
                                                                                                   ------------
     EQUITY (DEFICIT)

52                 Retained Earnings/(Deficit) at time of filing                                  $(644,469,546)
                                                                                                   ------------
53                 Capital Stock                                                                   $419,094,388
                                                                                                   ------------
54                 Additional paid-in capital                                                      $156,761,274
                                                                                                   ------------
55                 Cumulative profit/(loss) since filing of case                                   ($79,948,741)
                                                                                                   ------------
56                 Post-petition contributions/(distributions) or (draws)
                                                                                                   -------------
57
                     -----------------------------------------------------                         -------------
58                 Market value adjustment                                 (UMC mark to market)     ($13,967,967)
                                                                                                   -------------
59                            TOTAL EQUITY (DEFICIT)                                               ($162,530,592)
                                                                                                   -------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                          $82,667,249
                                                                                                   =============

                         SCHEDULES TO THE BALANCE SHEET
                            (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                     ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                             ACCOUNTS RECEIVABLE            ACCOUNTS PAYABLE           PAST DUE
RECEIVABLES AND PAYABLES AGINGS            [PRE AND POST PETITION]         [POST PETITION]        POST PETITION DEBT
                                           -----------------------         ---------------        ------------------
0 -30 Days                                         $      0                  $1,504,161
                                                   --------                  ----------
31-60 Days                                         $      0
                                                   --------                  ----------
61-90 Days                                         $    600                                                   $ 0
                                                   --------                  ----------               -----------
91+ Days                                           $778,160
                                                   --------                  ----------
Total accounts receivable/payable                  $778,760                  $1,504,161
                                                   --------                  ==========
Allowance for doubtful accounts                    $778,760
                                                   --------
Accounts receivable (net)                          $      0
                                                   ========


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                      COST OF GOODS SOLD
----------------------------------                      ------------------

                        INVENTORY(IES)
                         BALANCE AT
                        END OF MONTH                    INVENTORY BEGINNING OF MONTH               $0
                                                                                            ---------
                                                        Add -
 Retail/Restaurants -                                     Net purchase
                                                                                            ---------
   Product for resale             $0                      Direct labor
                        ------------                                                        ---------
                                                          Manufacturing overhead
                                                                                            ---------
 Distribution -                                           Freight in
                                                                                            ---------
   Products for resale                                    Other:
                        ------------                                                        ---------
                                                                                                   $0
                                                          ----------------------            ---------
 Manufacturer -
                                                          ----------------------            ---------
   Raw Materials
                        ------------
   Work-in-progress                                     Less -
                        ------------
   Finished goods                                         Inventory End of Month                   $0
                        ------------                                                        ---------
                                                          Shrinkage
                                                                                            ---------
 Other - Explain                                          Personal Use
                                                                                            ---------
----------------        ------------                      Cost of Goods Sold                       $0
----------------                                                                            =========
     TOTAL                        $0
                        ============

 METHOD OF INVENTORY CONTROL                                   INVENTORY VALUATION METHODS

 Do you have a functioning perpetual inventory system?         Indicate by a checkmark method of inventory used.
           Yes                No
              --------          ---------
 How often do you take a complete physical inventory?          Valuation methods -
                                                                 FIFO cost
                                                                                                  ----
Weekly                                                           LIFO cost
                 ----------                                                                       ----
Monthly                                                           Lower of cost or market
                 ----------                                                                       ----
Quarterly                                                         Retail method
                 ----------                                                                       ----
Semi-annually                                                     Other
                 ----------                                                                       ----
Annually
                 ----------                                       Explain

Date of last physical inventory was

-------------------------------------                          --------------------------------------------------------------------

                                                               --------------------------------------------------------------------
Date of next physical inventory is

-------------------------------------                          --------------------------------------------------------------------

                                      SCHEDULE C
                                     REAL PROPERTY

Description                                                                    COST            MARKET VALUE
                                                                            --------------     ------------

         -----------------------------------------------                    --------------     -----------

         -----------------------------------------------                    --------------     -----------

         -----------------------------------------------                    --------------     -----------

         -----------------------------------------------                    --------------     -----------

         -----------------------------------------------                    --------------     -----------

         -----------------------------------------------                    --------------     -----------
         Total                                                                         $0              $0
                                                                            ==============     ===========

                                      SCHEDULE D
                               OTHER DEPRECIABLE ASSETS

Description                                                                    COST            MARKET VALUE
                                                                            --------------     ------------

Machinery & Equipment -

         -----------------------------------------------                    --------------     -----------

         -----------------------------------------------                    --------------     -----------

         -----------------------------------------------                    --------------     -----------

         -----------------------------------------------                    --------------     -----------
         Total                                                                         $0              $0
                                                                            ==============     ===========
Furniture & Fixtures -

         -----------------------------------------------                    --------------     -----------

         -----------------------------------------------                    --------------     -----------

         -----------------------------------------------                    --------------     -----------

         -----------------------------------------------                    --------------     -----------
         Total                                                                         $0              $0
                                                                            ==============     ===========
Office Equipment -

         -----------------------------------------------                    --------------     -----------

         -----------------------------------------------                    --------------     -----------

         -----------------------------------------------                    --------------     -----------
         Total                                                                         $0              $0
                                                                            ==============     ===========
Leasehold Improvements -

         -----------------------------------------------                    --------------     -----------

         -----------------------------------------------                    --------------     -----------

         -----------------------------------------------                    --------------     -----------

         -----------------------------------------------                    --------------     -----------
         Total                                                                         $0              $0
                                                                            ==============     ===========
Vehicles -

         -----------------------------------------------                    --------------     -----------

         -----------------------------------------------                    --------------     -----------

         -----------------------------------------------                    --------------     -----------

         -----------------------------------------------                    --------------     -----------
         Total                                                                         $0               $0
                                                                            ==============     ===========

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 08/31/03
                                              --------

               CURRENT MONTH
-----------------------------------------------
                                                                                                          CUMULATIVE      NEXT MONTH
  ACTUAL           FORECAST       VARIANCE                                                               (CASE TO DATE)    FORECAST
--------------    ----------    ---------------                                                          --------------   ----------
                                                         REVENUES:

                                            $0       1   Gross Sales                                        $7,242,256
--------------    ----------    ---------------                                                          --------------    ------
                                            $0       2   less: Sales Returns & Allowances                   $4,063,280
--------------    ----------    ---------------                                                          --------------    ------
                         $0                 $0       3   Net Sales                                          $3,178,976        $0
--------------    ----------    ---------------                                                          --------------    ------
                                            $0       4   less: Cost of Goods Sold  (Schedule 'B')           $2,236,107
--------------    ----------    ---------------                                                          --------------    ------
                         $0                 $0       5   Gross Profit                                         $942,869        $0
--------------    ----------    ---------------                                                          --------------    ------
                                            $0       6   Interest                                                   $0
--------------    ----------    ---------------                                                          --------------    ------
     $778,787                         $778,787       7   Other Income:                                      $1,054,088
--------------    ----------    ---------------                         -------------------------------  --------------    ------
  ($7,328,739)                     ($7,328,739)      8   Gain or (Loss) on UMC sales                                $0
--------------    ----------    ---------------        ------------------------------------------------  --------------    ------
                                            $0       9                                                              $0
--------------    ----------    ---------------        ------------------------------------------------  --------------    ------
  ($6,549,952)           $0        ($6,549,952)     10       TOTAL REVENUES                                 $1,996,957        $0
--------------    ----------    ---------------                                                          --------------    ------
                                                       EXPENSES:

      $31,750                         ($31,750)     11   Compensation to Owner(s)/Officer(s)                  $376,379
--------------    ----------    ---------------                                                          --------------    ------
      $26,266                         ($26,266)     12   Salaries                                           $1,313,037
--------------    ----------    ---------------                                                          --------------    ------
                                            $0      13   Commissions                                                $0
--------------    ----------    ---------------                                                          --------------    ------
       $6,748                          ($6,748)     14   Contract Labor                                       $141,558
--------------    ----------    ---------------                                                          --------------    ------
                                            $0      15   Rent/Lease:                                            $8,533
                                                             Personal Property
--------------    ----------    ---------------                                                          --------------    ------
     $975,738                        ($975,738)     16       Real Property                                    $979,738
--------------    ----------    ---------------                                                          --------------    ------
      $16,129                         ($16,129)     17   Insurance                                          $2,436,883
--------------    ----------    ---------------                                                          --------------    ------
                                            $0      18   Management Fees                                            $0
--------------    ----------    ---------------                                                          --------------    ------
                                            $0      19   Depreciation                                         $159,065
--------------    ----------    ---------------                                                          --------------    ------
       $4,891                          ($4,891)     20   Taxes:
                                                             Employer Payroll Taxes                           $304,550
--------------    ----------    ---------------                                                          --------------    ------
                                            $0      21       Real Property Taxes                               $12,760
--------------    ----------    ---------------                                                          --------------    ------
       $1,607                          ($1,607)     22       Other Taxes                                        $4,522
--------------    ----------    ---------------                                                          --------------    ------
                                            $0      23   Other Selling                                        $931,305
--------------    ----------    ---------------                                                          --------------    ------
      $19,528                         ($19,528)     24   Other Administrative                                 $350,733
--------------    ----------    ---------------                                                          --------------    ------
                                            $0      25   Interest                                             $777,750
--------------    ----------    ---------------                                                          --------------    ------
                                            $0      26   Other Expenses:  amortization                      $1,461,364
--------------    ----------    ---------------                                     -------------------  --------------    ------
                                            $0      27                                                              $0
--------------    ----------    ---------------        ------------------------------------------------  --------------    ------
                                            $0      28                                                              $0
--------------    ----------    ---------------        ------------------------------------------------  --------------    ------
                                            $0      29                                                              $0
--------------    ----------    ---------------        ------------------------------------------------  --------------    ------
                                            $0      30                                                              $0
--------------    ----------    ---------------        ------------------------------------------------  --------------    ------
                                            $0      31                                                              $0
--------------    ----------    ---------------        ------------------------------------------------  --------------    ------
                                            $0      32                                                              $0
--------------    ----------    ---------------        ------------------------------------------------  --------------    ------
                                            $0      33                                                              $0
--------------    ----------    ---------------        ------------------------------------------------  --------------    ------
                                            $0      34                                                              $0
--------------    ----------    ---------------        ------------------------------------------------  --------------    ------
   $1,082,656            $0        ($1,082,656)     35       TOTAL EXPENSES                                 $9,258,176        $0
--------------    ----------    ---------------                                                          --------------    ------
  ($7,632,608)           $0        ($7,632,608)     36 SUBTOTAL                                            ($7,261,219)       $0
--------------    ----------    ---------------                                                          --------------    ------
    ($404,063)                        $404,063      37 REORGANIZATION ITEMS:                               ($3,622,499)
                                                         Professional Fees

--------------    ----------    ---------------                                                          --------------    ------
                                            $0      38   Provisions for Rejected Executory Contracts                $0
--------------    ----------    ---------------                                                          --------------    ------
       $2,997                           $2,997      39   Interest Earned on Accumulated Cash from              $13,844
--------------    ----------    ---------------                                                          --------------    ------
                                                         Resulting Chp 11 Case                                      $0
                                                                                                         --------------
                                            $0      40   Gain or (Loss) from Sale of Equipment            ($61,733,629)
--------------    ----------    ---------------                                                          --------------    ------
                                            $0      41   U.S. Trustee Quarterly Fees                          ($16,500)
--------------    ----------    ---------------                                                          --------------    ------
                                            $0      42                                                              $0
--------------    ----------    ---------------        ------------------------------------------------  --------------    ------
    ($401,066)           $0          ($401,066)     43        TOTAL REORGANIZATION ITEMS                  ($65,358,784)       $0
--------------    ----------    ---------------                                                          --------------    ------
  ($8,033,674)           $0        ($8,033,674)     44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES    ($72,620,003)       $0
--------------    ----------    ---------------                                                          --------------    ------
                                            $0      45   Federal & State Income Taxes

--------------    ----------    ---------------                                                          --------------    ------
  ($8,033,674)           $0        ($8,033,674)     46 NET PROFIT (LOSS)                                  ($72,620,003)       $0
==============    ==========    ===============                                                          ==============    ======

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                           0-30 DAYS          31-60 DAYS          61-90 DAYS         91+ DAYS            TOTAL
                                        ---------          ----------          ----------         --------            -----
Federal

        Income Tax Withholding                                                                                                $0
                                    ------------------  ------------------  -----------------  ----------------  ----------------
        FICA - Employee                                                                                                       $0
                                    ------------------  ------------------  -----------------  ----------------  ----------------
        FICA - Employer                                                                                                       $0
                                    ------------------  ------------------  -----------------  ----------------  ----------------
        Unemployment (FUTA)                                                                                                   $0
                                    ------------------  ------------------  -----------------  ----------------  ----------------
        Income                                                                                                                $0
                                    ------------------  ------------------  -----------------  ----------------  ----------------
        Other (Attach List)                                                                                                   $0
                                    ------------------  ------------------  -----------------  ----------------  ----------------
TOTAL FEDERAL TAXES                                $0                  $0                 $0                $0                $0
                                    ------------------  ------------------  -----------------  ----------------  ----------------
STATE AND LOCAL
        Income Tax Withholding                                                                                                $0
                                    ------------------  ------------------  -----------------  ----------------  ----------------
        Unemployment (UT)                                                                                                     $0
                                    ------------------  ------------------  -----------------  ----------------  ----------------
        Disability Insurance (DI)                                                                                             $0
                                    ------------------  ------------------  -----------------  ----------------  ----------------
        Empl. Training Tax (ETT)                                                                                              $0
                                    ------------------  ------------------  -----------------  ----------------  ----------------
        Sales                                                                                                                 $0
                                    ------------------  ------------------  -----------------  ----------------  ----------------
        Excise                                                                                                                $0
                                    ------------------  ------------------  -----------------  ----------------  ----------------
        Real property                                                                                                         $0
                                    ------------------  ------------------  -----------------  ----------------  ----------------
        Personal property                                                                                                     $0
                                    ------------------  ------------------  -----------------  ----------------  ----------------
        Income                                                                                                                $0
                                    ------------------  ------------------  -----------------  ----------------  ----------------
        Other (Attach List)                                                                                                   $0
                                    ------------------  ------------------  -----------------  ----------------  ----------------
TOTAL STATE & LOCAL TAXES                          $0                  $0                 $0                $0                $0
                                    ------------------  ------------------  -----------------  ----------------  ----------------
TOTAL TAXES                                        $0                  $0                 $0                $0                $0
                                    ==================  ==================  =================  ================  ================


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                 CLAIMED           ALLOWED
                                                                                            AMOUNT           AMOUNT (B)
                                                                                            ------           ----------
        Secured claims  (a)
                                                                                       -----------------  ----------------
        Priority claims other than taxes
                                                                                       -----------------  ----------------
        Priority tax claims
                                                                                       -----------------  ----------------
        General unsecured claims
                                                                                       -----------------  ----------------

(a)   List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                    ACCOUNT 1           ACCOUNT 2          ACCOUNT 3          ACCOUNT 4
                                                    ---------           ---------          ---------          ---------
Bank
                                                ------------------  ------------------  -----------------  ----------------
Account Type
                                                ------------------  ------------------  -----------------  ----------------
Account No.
                                                ------------------  ------------------  -----------------  ----------------
Account Purpose
                                                ------------------  ------------------  -----------------  ----------------
Balance, End of Month
                                                ------------------  ------------------  -----------------  ----------------
Total Funds on Hand for all Accounts                           $0
                                                ==================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                      FOR THE MONTH ENDED_________________


                                                                                          Actual                Cumulative
                                                                                      Current Month           (Case to Date)
                                                                                      -------------           --------------
     CASH RECEIPTS
1           Rent/Leases Collected
                                                                                 -----------------------   ----------------------
2           Cash Received from Sales                                                                 $0
                                                                                 -----------------------   ----------------------
3           Interest Received                                                                        $0
                                                                                 -----------------------   ----------------------
4           Borrowings
                                                                                 -----------------------   ----------------------
5           Funds from Shareholders, Partners, or Other Insiders
                                                                                 -----------------------   ----------------------
6           Capital Contributions
                                                                                 -----------------------   ----------------------
7
            -------------------------------------------------------------------  -----------------------   ----------------------
8
            -------------------------------------------------------------------  -----------------------   ----------------------
9
            -------------------------------------------------------------------  -----------------------   ----------------------
10
            -------------------------------------------------------------------  -----------------------   ----------------------
11

            -------------------------------------------------------------------  -----------------------   ----------------------
12                TOTAL CASH RECEIPTS                                                                $0                       $0
                                                                                 -----------------------   ----------------------

     CASH DISBURSEMENTS

13          Payments for Inventory                                                                    0
                                                                                 -----------------------   ----------------------
14          Selling                                                                                  $0
                                                                                 -----------------------   ----------------------
15          Administrative                                                                           $0
                                                                                 -----------------------   ----------------------
16          Capital Expenditures
                                                                                 -----------------------   ----------------------
17          Principal Payments on Debt
                                                                                 -----------------------   ----------------------
18          Interest Paid                                                                            $0
                                                                                 -----------------------   ----------------------
            Rent/Lease:
19                Personal Property
                                                                                 -----------------------   ----------------------
20                Real Property
            Amount Paid to Owner(s)/Officer(s)
21                Salaries
                                                                                 -----------------------   ----------------------
22                Draws
                                                                                 -----------------------   ----------------------
23                Commissions/Royalties
                                                                                 -----------------------   ----------------------
24                Expense Reimbursements
                                                                                 -----------------------   ----------------------
25                Other
                                                                                 -----------------------   ----------------------
26          Salaries/Commissions (less employee withholding)
                                                                                 -----------------------   ----------------------
27          Management Fees

            Taxes:
28                Employee Withholding
                                                                                 -----------------------   ----------------------
29                Employer Payroll Taxes
                                                                                 -----------------------   ----------------------
30                Real Property Taxes
                                                                                 -----------------------   ----------------------
31                Other Taxes
                                                                                 -----------------------   ----------------------
32          Other Cash Outflows:
                                                                                 -----------------------   ----------------------
33
                  -------------------------------------------------------------  -----------------------   ----------------------
34
                  -------------------------------------------------------------  -----------------------   ----------------------
35
                  -------------------------------------------------------------  -----------------------   ----------------------
36
                  -------------------------------------------------------------  -----------------------   ----------------------
37
                                                                                 -----------------------   ----------------------
38                TOTAL CASH DISBURSEMENTS:                                                          $0                       $0
                                                                                 -----------------------   ----------------------
39   NET INCREASE (DECREASE) IN CASH                                                                 $0                       $0
                                                                                 -----------------------   ----------------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                                 -----------------------   ----------------------
41   CASH BALANCE, END OF PERIOD                                                                     $0                       $0
                                                                                 =======================   ======================

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 08/31/03

     CASH FLOWS FROM OPERATING ACTIVITIES                                              ACTUAL                     CUMULATIVE
                                                                                    CURRENT MONTH                (CASE TO DATE)
                                                                                    -------------                --------------
1           Cash Received from Sales                                                         $1,020,918                  $7,616,042
                                                                                 -----------------------   -------------------------
2           Rent/Leases Collected                                                                                                $0
                                                                                 -----------------------   -------------------------
3           Interest Received                                                                                                    $0
                                                                                 -----------------------   -------------------------
4           Cash Paid to Suppliers                                                                                       $1,539,489
                                                                                 -----------------------   -------------------------
5           Cash Paid for Selling Expenses                                                       $1,777                    $821,150
                                                                                 -----------------------   -------------------------
6           Cash Paid for Administrative Expenses                                               $16,549                    $525,791
                                                                                 -----------------------   -------------------------
            Cash Paid for Rents/Leases:
                                                                                                           -------------------------
7                 Personal Property                                                                                         $28,009
                                                                                 -----------------------   -------------------------
8                 Real Property                                                                $975,738                  $1,004,747
                                                                                 -----------------------   -------------------------
9           Cash Paid for Interest                                                                                               $0
                                                                                 -----------------------   -------------------------
10          Cash Paid for Net Payroll and Benefits                                              $37,243                  $1,566,755
                                                                                 -----------------------   -------------------------
            Cash Paid to Owner(s)/Officer(s)                                                                                     $0
                                                                                                           -------------------------
11                Salaries                                                                      $25,000                    $361,461
                                                                                 -----------------------   -------------------------
12                Draws                                                                                                          $0
                                                                                 -----------------------   -------------------------
13                Commissions/Royalties                                                                                          $0
                                                                                 -----------------------   -------------------------
14                Expense Reimbursements                                                                                         $0
                                                                                 -----------------------   -------------------------
15                Other                                                                                                          $0
                                                                                 -----------------------   -------------------------
            Cash Paid for Taxes Paid/Deposited to Tax Acct.                                                                      $0
                                                                                                           -------------------------
16                Employer Payroll Tax                                                           $3,733                    $166,622
                                                                                 -----------------------   -------------------------
17                Employee Withholdings                                                                                          $0
                                                                                 -----------------------   -------------------------
18                Real Property Taxes                                                                                            $0
                                                                                 -----------------------   -------------------------
19                Other Taxes                                                                    $1,607                     $24,319
                                                                                 -----------------------   -------------------------
20          Cash Paid for General Expenses                                                       $5,933                    $746,962
                                                                                 -----------------------   -------------------------
21                Rebates                                                                                                  $600,459
            -------------------------------------------------------------------  -----------------------   -------------------------
22
            -------------------------------------------------------------------  -----------------------   -------------------------
23
            -------------------------------------------------------------------  -----------------------   -------------------------
24
            -------------------------------------------------------------------  -----------------------   -------------------------
25
            -------------------------------------------------------------------  -----------------------   -------------------------
26
            -------------------------------------------------------------------  -----------------------   -------------------------
27                NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
                  REORGANIZATION ITEMS                                                         ($46,662)                   $230,278
                                                                                 -----------------------   -------------------------
      CASH FLOWS FROM REORGANIZATION ITEMS

28          Interest Received on Cash Accumulated Due to Chp 11 Case                             $2,997                     $13,844
                                                                                 -----------------------   -------------------------
29          Professional Fees Paid for Services in Connection with Chp 11 Case                 $989,284                  $3,237,492
                                                                                 -----------------------   -------------------------
30          U.S. Trustee Quarterly Fees                                                              $0                     $16,500
                                                                                 -----------------------   -------------------------
31A         KERP/PTO & Severance payments                                                            $0                  $3,000,000
                                                                                 -----------------------   -------------------------
31B         Net cash (received)/paid related to sold/discontinued product lines                ($31,643)                ($2,677,057)
            -------------------------------------------------------------------  ---------------------------------------------------
32                NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                            ($954,644)                ($3,563,091)
                                                                                 ---------------------------------------------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS            ($1,001,306)                ($3,332,813)
                                                                                 -----------------------   -------------------------
      CASH FLOWS FROM INVESTING ACTIVITIES

34          Capital Expenditures                                                                                                 $0
                                                                                 -----------------------   -------------------------
35          Proceeds from Sales of Capital Goods due to Chp 11 Case                             $69,500                 $43,047,055
                                                                                 -----------------------   -------------------------
36          Proceeds from UMC sales                                                         $16,438,853                 $16,438,853
            -------------------------------------------------------------------  ---------------------------------------------------
37                NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                          $16,508,353                 $59,485,908
                                                                                 ---------------------------------------------------
      CASH FLOWS FROM FINANCING ACTIVITIES

38          Net Borrowings (Except Insiders)                                                                                     $0
                                                                                 -----------------------   -------------------------
39          Net Borrowings from Shareholders, Partners, or Other Insiders                                                        $0
                                                                                 -----------------------   -------------------------
40          Capital Contributions                                                                                                $0
                                                                                 -----------------------   -------------------------
41          Principal Payments                                                              $16,438,853                 $20,643,381
                                                                                 -----------------------   -------------------------
42                                                                                                                               $0
            -------------------------------------------------------------------  ---------------------------------------------------
43                NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                         ($16,438,853)               ($20,643,381)
                                                                                 ---------------------------------------------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                    ($931,806)                $35,509,714
                                                                                 -----------------------   -------------------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                       $39,506,404                  $3,064,884
                                                                                 ---------------------------------------------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                             $38,574,598                 $38,574,598
                                                                                 ===================================================

SONICblue Inc.                                                         Exhibit 1
Payments for Pre-petition liabilities

------------------------------------------------------------------------
Vendor                                       Date              Amount
------------------------------------------------------------------------
Citadel Equity Fund Ltd                    8/14/2003        1,163,266.53
Smithfield Fiduciary LLC                   8/14/2003        1,163,266.53
Portside Growth & Opportunity Fund         8/14/2003        1,163,266.56
Citadel Equity Fund Ltd                    8/13/2003        1,116,230.25
Smithfield Fiduciary LLC                   8/13/2003        1,116,230.25
Portside Growth & Opportunity Fund         8/13/2003        1,116,230.31
Citadel Equity Fund Ltd                    8/12/2003        1,078,067.99
Smithfield Fiduciary LLC                   8/12/2003        1,078,067.99
Portside Growth & Opportunity Fund         8/12/2003        1,078,068.02
Citadel Equity Fund Ltd                    8/11/2003        1,048,887.85
Smithfield Fiduciary LLC                   8/11/2003        1,048,887.85
Portside Growth & Opportunity Fund         8/11/2003        1,048,887.87
Citadel Equity Fund Ltd                     8/8/2003        1,073,164.85
Smithfield Fiduciary LLC                    8/8/2003        1,073,164.85
Portside Growth & Opportunity Fund          8/8/2003        1,073,164.88
Tucker Group                                8/4/2003            1,777.18

------------------------------------------------------------------------
Total                                                     $16,440,629.76
========================================================================

SONICblue Inc.                                                         Exhibit 2
Payments for Professional Fees

------------------------------------------------------------------------
Vendor                                       Date             Amount
------------------------------------------------------------------------
Alliant                                    8/12/2003           62,000.00
Fenwick & West LLP                         8/26/2003          100,533.69
Levene, Neale, Bender, Rankin, LLP         8/26/2003          345,627.95
Pillsbury Winthrop LLP                     8/26/2003          481,121.91

------------------------------------------------------------------------
Total                                                        $989,283.55
========================================================================

SONICblue, Inc                                                         Exhibit 3
Payments to Officers

--------------------------------------------------------------------
Name                         8/8/2003      8/22/2003         Total
--------------------------------------------------------------------
Smith, Marcus              $12,500.00     $12,500.00      $25,000.00

--------------------------------------------------------------------
Total                                                     $25,000.00
====================================================================